UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 5, 2012

NeuStar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32548	52-2141938
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21575 Ridgetop Circle Sterling, Virginia	20166
(Address of principal executive offices)	(Zip Code)

(571) 434-5400

(Registrant’s telephone number, including area code.)

N/A

(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On April 5, 2012, the Board of Directors (the “Board”) of NeuStar, Inc. (the “Company”) appointed Mark N. Greene to the Board as a Class I director and to the Compensation Committee, effective April 5, 2012. As a member of Class I, Dr. Greene will continue in office until the Company’s Annual Meeting of Stockholders in 2014. The Company issued a press release announcing Dr. Greene’s appointment on April 9, 2012. A copy of the press release is furnished herewith as Exhibit 99.1.

      There are no arrangements or understandings between Dr. Greene and any other person pursuant to which he was selected as a director, nor are there any transactions between the Company and Dr. Greene that are reportable under Item 404(a) of Regulation S-K.

      As a non-management director, Dr. Greene will receive annual retainers under the Company’s outside director compensation policy, a summary of which was filed with the Securities and Exchange Commission under cover of the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2011.

      Finally, in connection with his appointment as a director, Dr. Greene will enter into the Company’s Form of Indemnification Agreement, which has been entered into by each of the Company’s other directors. A copy of the Form of Indemnification Agreement was filed with the Securities and Exchange Commission under cover of the Company’s Annual Report on Form 10-K, for the period ended December 31, 2011. The Form of Indemnification Agreement generally requires the Company to indemnify directors to the fullest extent permitted by law.

Item 9.01.    Financial Statements and Exhibits.

The following are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release of NeuStar, Inc. dated April 9, 2012.

99.2	Summary Description of Non-Management Director Compensation, incorporated by reference to Exhibit 10.22 to NeuStar, Inc.’s Quarterly Report on Form 10-Q, filed July 28, 2011.

99.3	Form of Indemnification Agreement, incorporated by reference to Exhibit 10.15 to NeuStar, Inc.’s Annual Report on Form 10-K, filed February 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2012	NEUSTAR, INC.

	By:	/S/ PAUL S LALLJIE
Name: Paul S Lalljie Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of NeuStar, Inc. dated April 9, 2012.

99.2	Summary Description of Non-Management Director Compensation, incorporated by reference to Exhibit 10.22 to NeuStar, Inc.’s Quarterly Report on Form 10-Q, filed July 28, 2011.

99.3	Form of Indemnification Agreement, incorporated by reference to Exhibit 10.15 to NeuStar, Inc.’s Annual Report on Form 10-K, filed February 29, 2012.